EXHIBIT 10.51
                                  -------------

                               HEADS OF AGREEMENT

                  This agreement was made on 28th December 2001
                       and amended on 30th September 2002.

                                     Between

             TIG ACQUISITION CORPORATION registered in Delaware of
Corporation Centre, Suite P-4, 39 Old Ridgebury Road, Danbury, CT 06810 ("TiG")

                                       and

             IVP TECHNOLOGY INCORPORATED registered in Nevada of
2275 Lakeshore Blvd. West, Suite 401, Toronto, Ontario, Canada, M8V 3Y3 ("IVP")


RE: SOFTWARE DISTRIBUTION ARRANGEMENTS

1.       INTRODUCTION

         Further to our recent discussions, we set out below the terms on which, TiG is prepared to appoint IVP as a distributor of its Classifier ("Classifier") and Aurora Innovative Business Operating System ("Aurora iBOS") software (together "Software"). It is our intention that a further more detailed agreement will be negotiated and agreed between us in relation to the arrangements set out in this agreement. However, until such further agreement is agreed and executed, all dealings between us will be on the terms set out in this agreement.

2.       APPOINTMENT

         TiG appoints IVP as an authorised distributor of the Software:

         2.1   on a non-exclusive basis;

         2.2 in North America (USA, Canada and Mexico and their overseas territories) and the United Kingdom only ("Territory")

         provided that IVP shall not be entitled to sell the Software to persons carrying on business, or for applications for use, in the financial services sector. At all times IVP will coordinate sales efforts to not compete directly with TiG in any opportunity.

3.       INTELLECTUAL PROPERTY

         3.1 All intellectual property in the Software shall be and remain vested in TiG and IVP will not use, copy, modify or distribute the Software except as provided in this agreement.

         3.2 TiG will grant to IVP a non-exclusive right and licence to use, copy, reproduce and display (in any medium) the TiG trade marks and trade names listed in appendix I to this agreement, both internally and to actual or prospective customers solely for the purposes of the distribution of the Software and subject to such restrictions as TiG may from time to time impose.

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4.       PRICING TERMS

         4.1 IVP may not sell any of the Software for a price which is less than that set out in paragraph 4.2 below unless TiG specifically consents to such sale.

         4.2 Sales of the Software shall be at not less than 50% of the list price for such Software from time to time specified in writing by TiG. At the date of this agreement, the applicable list prices are as follows:

               4.2.1 in respect of departmental licences of Classifier, (pound) 150,000;

               4.2.2 in respect of organisation wide licences of Classifier, (pound)500,000; and

               4.2.3 in respect of departmental licences of Aurora iBOS,(pound) 300,000.

         4.3 Maintenance will be a condition of each licence and is to be charged at 20% of the licence fee per annum from date of installation. IVP will provide first and second level maintenance with TiG providing third level maintenance plus product enhancements and corrections through releases.

5.       AUTHORIZED DISTRIBUTOR

         In consideration of the appointment by TiG of IVP as a "non-exclusive" authorized distributor of the Software, IVP agrees to pay TiG (pound)500,000 (plus appropriate taxes) by no later than 31 March 2002.

6.       ARRANGEMENTS WITH CUSTOMERS

         6.1 Prior to licensing the Software to a customer IVP will verify and accept the release of Software that is to be licensed.

         6.2 IVP will licence the Software to customers broadly under the terms of TiG's end user licence as set out in appendix 2 to this agreement. Payment of all licence fees will be made directly to IVP and IVP will account to TiG for the amounts received at 50% of the selling price with a minimum of 50% of list price in accordance with, clause 4.2. Payment of all maintenance fees will be made directly to IVP and IVP will account to TiG for the amounts received at 10% of the selling price with a minimum of 10% of list price in accordance with clause 4.3.

7. TERM AND TERMINATION

         7.1 This agreement (and any formal legal agreement executed pursuant to this agreement) will be for an initial period of 2 years but will continue thereafter unless and until terminated by the giving by either party to the other of not less than 6 months notice expiring at any time on or after the second anniversary.

         7.2 TiG may terminate this agreement forthwith if IVP commit any material breach of its terms and (where that breach is a capable of remedy) IVP fail to remedy that breach within 14 days of receipt of notice from TiG requiring IVP so to do.

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         7.3   Either  of  us my terminate this agreement forthwith by notice in writing too the other in the event that the other:

               7.3.1 is unable to pay its debts as they fall due (within the meaning of section 123 of the Insolvency Act 1986);

               7.3.2 enters into a voluntary arrangement or composition or reconstruction of its debts;

               7.3.3 has a petition for its winding up, dissolution or administrator presented in respect of it;

               7.3.4 has a liquidator, receiver, administrative receiver or similar officer appointed in respect of it; or

               7.3.5 is the subject of any similar action, application or proceeding in the jurisdiction to which it is subject.

8.       RESTRICTIONS

         8.1   IVP   undertake  to  and  covenant  with  TiG  that  IVP will not during the term of this agreement or for a period of 12 months following its termination:

                  8.1.1 sell as principal or agent jointly or individually, or assist (directly or indirectly) in the sale of, any software product which competes with the Software; and

                  8.1.2 approach, solicit, seek to entice away from TiG (or any of its Group companies) or actually employ any person who is at any time during the term of this agreement an employee of TiG or any companies in the same group as TiG.

9.       INDEMNITY

         IVP will indemnify TiG in respect of any liability which it may suffer or as a consequence of any act or omission by IVP in connection with the sale, distribution, licencing and maintenance of the Software.

10.      EXCLUSION OF LIABILITY

         10.1 No warranty is given by TiG as to the performance of suitability for purpose of the Software.

         10.2 TiG shall not be liable to IVP for any indirect, special or consequential damages and TiG's liability in respect of all other damages shall be limited to the amount paid by IVP to TiG hereunder in the previous 12 months provided that nothing in this agreement shall exclude TiG's liability for death or personal injury resulting from negligence.

         10.3 IVP may not make any claim against TiG arising out of this agreement more than 12 months after the course of action arose.

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11.      COSTS

         Each of TiG and IVP shall be responsible for their own costs and expenses in connection with the matters herein contemplated.

12.      CONFIDENTIALITY

         Both TiG and IVP, will keep confidential all information concerning the Software, the business, actual and prospective customers, plans and other confidential information relating to the business of the other disclosed by one of us to the other in connection with this agreement or otherwise coming to the other's knowledge.

13.      GENERAL

         13.1 This agreement is personal to IVP and may not be assigned, novated or sub-licensed by IVP to any other party.

         13.2 TiG may assign, novate or otherwise dispose of the whole or any part of its rights and obligations under this agreement to any member of its Group.

         13.3 Nothing in this agreement shall constitute, create or give effect to a joint venture, pooling arrangement or a partnership between the parties and no party shall have the right to bind the other without the others' express written consent.

         13.4 This agreement shall be governed by and construed in accordance with the laws of England.

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14.      ACCEPTANCE

         To signify IVP's agreement to the terms set out in this agreement please countersign and return a copy of this agreement to TiG marked for the attention of Steve Scott.



/s/ Not Known
--------------------------------------
Signature of Director


duly authorised signatory for and on behalf of TiG ACQUISITION CORPORATION



/s/ Brian J. MacDonald
--------------------------------------
Signature of President and CEO


duly authorised signatory for and on behalf of IVP TECHNOLOGY INC


By: Brian J. MacDonald, President and CEO.


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                                   APPENDIX 1


                              The Innovation Group


                                    Classier


                      Innovative Business Operating System


                                       TiG


                                   Aurora iBOS

         (Not all of the above are registered marks in all parts of the Territory and must therefore be used with care. In particular TiG must not be used in USA or Canada except specifically as an abbreviation for The Innovation Group following its definition as such Aurora on its own is specifically not an intellectual property of TiG.)